UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  November 3, 2015
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CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

ITEM 8.01                      Other Events.  Capstone Companies, Inc. (“Company”) announced today that it will: (1) release its financial results for the quarter ending September 30, 2015 after the close of financial markets on Monday, November 16, 2015; and (2) will conduct a webcast/teleconference at 10:30 a.m., EST, on Tuesday, November 17, 2015, to discuss the financial results for the quarter ending September 30, 2015.   Attached to this Report as Exhibit 99.1, is a Press Release with the notice of and dial-in information for the webcast/teleconference.

The information presented in Item 8.01 of this Current Report on Form 8-K and its exhibits or sources incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act.

ITEM 9.01                      Financial Statements and Exhibits

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release, dated November 3, 2015, announcing November 17, 2015, webcast/teleconference call *

*Filed Herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   November 3, 2015

By: /s/ Stewart Wallach
Chief Executive Officer